SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 1, 2005

W.W. Grainger, Inc.

(Exact Name of Registrant as Specified in its Charter)
Illinois

(State or Other Jurisdiction of Incorporation)
1-5684	36-1150280

(Commission File Number)	(I.R.S. Employer Identification No.)
100 Grainger Parkway, Lake Forest, Illinois	60045-5201

(Address of Principal Executive Offices)	(Zip Code)
(847) 535-1000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant

(a) Previous Independent Accountant.

On March 1, 2005, the Audit Committee (the “Audit Committee”) of the Board of Directors of W.W.Grainger, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.

Grant Thornton’s report on the Company’s financial statements for each of the years ended December 31, 2003 and December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2003 and December 31, 2004 and the subsequent period preceding the dismissal of Grant Thornton, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with their reports.

During the years ended December 31, 2003 and December 31, 2004 and the subsequent period preceding the dismissal of Grant Thornton, there were no “reportable events” as described in Item 304(a)(i)(v) of Regulation S-K.

The Company provided Grant Thornton with a copy of these disclosures and asked Grant Thornton to provide it with a letter addressed to the Securities and Exchange Commission (“Commission”) stating whether Grant Thornton agrees with the Company’s statements and, if not, stating the respects in which it does not agree. A copy of Grant Thornton’s letter to the Commission is attached as Exhibit 16 to this Current Report on Form 8-K.

(b) New Independent Accountant.

On March 7, 2005, the Audit Committee engaged Ernst & Young LLP (“Ernst & Young”) as the Company’s independent public accounting firm for the year ending December 31, 2005. During the years ended December 31, 2003 and December 31, 2004 and the subsequent period prior to engaging Ernst & Young, the Company did not consult with Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits

(c) Exhibits (numbered in accordance with Item 601 of Regulation S-K).

Exhibit No.	Document Description
16	Letter from Grant Thornton LLP, dated March 7, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2005

W.W. GRAINGER, INC.

By: /s/ P. O. Loux
P. O. Loux
Senior Vice President, Finance
and Chief Financial Officer